SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):     October 24, 2003

The First Years Inc.
(Exact name of registrant as specified in its charter)

Massachusetts	0-7024	04-2149581

(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

One Kiddie Drive Avon, Massachusetts 02322-1171 (Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code: (508) 588-1220

Item 7. Financial Statements and Exhibits.
Item 12. Disclosure of Results of Operations and Financial Condition.
SIGNATURES
EX-99.1 Press Release Dated October 24, 2003

Item 7.    Financial Statements and Exhibits.

(c)  The following exhibits are furnished with this report:

Exhibit Number	Description

99.1	Press Release dated October 24, 2003.

Item 12.    Disclosure of Results of Operations and Financial Condition.

The following information is furnished pursuant to Item 12, “Disclosure of Results of Operations and Financial Condition.”

On October 24, 2003, the Registrant issued a press release to report its financial results for the quarter ended September 30, 2003. A copy of the press release is attached to this current report on Form 8-K as Exhibit 99.1.

This information shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934 (the “Exchange Act”) or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933 or the Exchange Act, except as expressly set forth by specific reference in such a filing.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

The First Years Inc. (Registrant)

Date: October 24, 2003	By	/s/ John R. Beals John R. Beals, Treasurer and Senior Vice-President- Finance (Chief Financial Officer and Chief Accounting Officer)